SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2004

CARRAMERICA REALTY CORPORATION

CARRAMERICA REALTY, L.P.

(Exact name of registrant as specified in its charter)

Maryland Delaware	1-11706 000-22741	52-1796339 52-1976308
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1850 K Street, NW, Suite 500 Washington, DC	20006
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(202) 729-1700

Not applicable

(Former name or former address, if changed since last report)

Item 5. Other Events

On June 30, 2004, CarrAmerica Realty Corporation (the “Company”) completed the restructuring of the manner in which it holds its assets by converting to what is commonly referred to as an umbrella partnership real estate investment trust, or UPREIT, structure (the “UPREIT Conversion”). In connection with this conversion, the Company contributed in excess of 99% of its assets to CarrAmerica Realty Operating Partnership, L.P., (the “Operating Partnership”) in exchange for common units of limited partnership interest in the Operating Partnership and the assumption by the Operating Partnership of substantially all of the Company’s liabilities. The Operating Partnership also issued to the Company 8,050,000 Series E Cumulative Redeemable Preferred Partnership Units with terms that substantially mirror the economic terms of the Company’s Series E preferred stock. The Company now conducts and intends to continue to conduct its activities through the Operating Partnership. As sole general partner of the Operating Partnership, the Company generally has the exclusive power under the partnership agreement to manage and conduct the business of the Operating Partnership, subject to certain limited approval and voting rights of the other limited partners.

In connection with the UPREIT Conversion, the Company’s new line of credit was replaced with an amended and restated revolving credit agreement with the Operating Partnership as the borrower and the Company and CarrAmerica Realty, L.P. (“CARLP”) as guarantors. The Operating Partnership’s facility has terms substantially similar to the prior agreement. The maximum amount available for borrowing under the facility is $500 million, which amount may be increased to $700 million by the Operating Partnership’s request at any time within 24 months of the closing, provided the funding commitments are increased accordingly. Borrowings under the facility will be used, among other things, for working capital purposes and for general corporate purposes. Up to $75 million of the facility may be used for letters of credit. The facility has a term of three years with a one-year extension at the Operating Partnership’s option upon payment of an extension fee.

The Operating Partnership may make borrowings under the facility as Euro-Dollar loans, for which the interest rate is the adjusted LIBOR rate plus the Applicable Margin (as listed in the facility and based upon the Operating Partnership’s credit rating), or Adjusted Base Rate Loans, for which the interest rate is the Adjusted Base Rate (as defined in the facility) plus the Applicable Margin. A competitive bid option is available under the facility for money market loans as long as the Operating Partnership maintains two investment grade ratings. Interest will be payable monthly in arrears on Adjusted Base Rate Loans. Interest on Euro-Dollar loans and money market loans will be payable in arrears at the end of the applicable interest period (but no less frequently than every three months). Prepayments may be made without penalty, with any amount remaining outstanding due and payable upon the maturity of the facility. In the case of money market loans, prior lender consent is required for prepayment.

As of June 30, 2004, $175 million was drawn on the facility, $35.9 million in letters of credit were outstanding, the facility carried an interest rate of 2.01% and the Company had $289.1 million available for borrowing.

Also in connection with the UPREIT Conversion, the Operating Partnership expressly assumed payment of the principal and interest of the Company’s 7.20% Notes due 2004 and 7.375% Notes due 2007, each series issued under the Indenture dated as of July 1, 1997, by and among the Company, CARLP, as guarantor, and Bankers Trust Company, as Trustee; the Company’s 6.625% Notes due 2005 and 6.875% Notes due 2008, each series issued under the Indenture dated as of February 23, 1998, by and among the Company, CARLP, as guarantor, and Bankers Trust Company, as Trustee; and the Company’s 5.261% Senior Notes due 2007, 5.25% Senior Notes due 2007, 3.625% Senior Notes due 2009, and 7.125% Senior Notes due 2012, each series issued under the Indenture dated as of January 11, 2002, by and among the Company, CARLP, as guarantor, and U.S. Bank National Association, as Trustee, pursuant to supplemental indentures to each of the indentures governing the Notes. The $150 million principal amount of 7.20% Senior Notes due 2004 was repaid upon maturity of the notes on July 1, 2004 with borrowings on the Operating Partnership’s credit facility.

Standard & Poor’s and Fitch Rating Services have confirmed a BBB rating on all of the notes assumed by the Operating Partnership in connection with the UPREIT Conversion and Standard & Poor’s has rated the Operating Partnership BBB with a stable outlook. Moody’s Investor Service has assigned its Baa2 rating with a stable outlook to prospective senior unsecured debt offerings of the Operating Partnership and its Baa3 rating to prospective subordinate debt offerings of the Operating Partnership.

CARLP will continue to guarantee the notes. The Operating Partnership also expressly assumed the due and punctual performance and observance of all covenants and conditions in the three indentures governing the notes.

Item 7. Financial Statements and Exhibits

The following exhibits are filed as part of this report:

4.1	First Supplemental Indenture, dated as of June 30, 2004, by and among CarrAmerica Realty Corporation, as original issuer, CarrAmerica Realty, L.P., as guarantor, CarrAmerica Realty Operating Partnership, L.P., and U.S. Bank Trust National Association, as Trustee

4.2	First Supplemental Indenture, dated as of June 30, 2004, by and among CarrAmerica Realty Corporation, as original issuer, CarrAmerica Realty, L.P., as guarantor, CarrAmerica Realty Operating Partnership, L.P., and Deutsche Bank Trust Company Americas, formerly known as Bankers Trust Company, as Trustee, relating to the 6.625% Notes due 2005 and 6.875% Notes due 2008

4.3	First Supplemental Indenture, dated as of June 30, 2004, by and among CarrAmerica Realty Corporation, as original issuer, CarrAmerica Realty, L.P., as guarantor, CarrAmerica Realty Operating Partnership, L.P., and Deutsche Bank Trust Company Americas, formerly known as Bankers Trust Company, as Trustee, relating to the 7.20% Notes due 2004 and 7.375% Notes due 2007

10.1	Amended and Restated Revolving Credit Agreement, dated as of June 30, 2004, by and among CarrAmerica Realty Operating Partnership, L.P. as Borrower, CarrAmerica Realty Corporation as Guarantor, CarrAmerica Realty, L.P. as Guarantor, JPMorgan Chase Bank, as Administrative Agent, and other Banks.

10.2	Amended and Restated Guaranty of Payment, dated as of June 30, 2004, by CarrAmerica Realty Corporation and CarrAmerica Realty, L.P. in favor of JPMorgan Chase Bank, as Administrative Agent on behalf of the Banks.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARRAMERICA REALTY CORPORATION

Date: July 2, 2004	By:	/s/ Kurt A. Heister
Kurt A. Heister
Senior Vice President and Controller

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARRAMERICA REALTY, L.P.

Date: July 2, 2004	By:	CARRAMERICA REALTY GP HOLDINGS, INC., its general partner

	By:	/s/ Kurt A. Heister
Kurt A. Heister
Treasurer

EXHIBIT INDEX

Exhibit	Document
4.1	First Supplemental Indenture, dated as of June 30, 2004, by and among CarrAmerica Realty Corporation, as original issuer, CarrAmerica Realty, L.P., as guarantor, CarrAmerica Realty Operating Partnership, L.P., and U.S. Bank Trust National Association, as Trustee

4.2	First Supplemental Indenture, dated as of June 30, 2004, by and among CarrAmerica Realty Corporation, as original issuer, CarrAmerica Realty, L.P., as guarantor, CarrAmerica Realty Operating Partnership, L.P., and Deutsche Bank Trust Company Americas, formerly known as Bankers Trust Company, as Trustee, relating to the 6.625% Notes due 2005 and 6.875% Notes due 2008

4.3	First Supplemental Indenture, dated as of June 30, 2004, by and among CarrAmerica Realty Corporation, as original issuer, CarrAmerica Realty, L.P., as guarantor, CarrAmerica Realty Operating Partnership, L.P., and Deutsche Bank Trust Company Americas, formerly known as Bankers Trust Company, as Trustee, relating to the 7.20% Notes due 2004 and 7.375% Notes due 2007

10.1	Amended and Restated Revolving Credit Agreement, dated as of June 30, 2004, by and among CarrAmerica Realty Operating Partnership, L.P. as Borrower, CarrAmerica Realty Corporation as Guarantor, CarrAmerica Realty, L.P. as Guarantor, JPMorgan Chase Bank, as Administrative Agent, and other Banks.

10.2	Amended and Restated Guaranty of Payment, dated as of June 30, 2004, by CarrAmerica Realty Corporation and CarrAmerica Realty, L.P. in favor of JPMorgan Chase Bank, as Administrative Agent on behalf of the Banks.